As filed with the Securities and Exchange Commission on March 3, 2014

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Ruckus Wireless, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	54-2072041
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

350 West Java Drive

Sunnyvale, California 94089

(650) 265-4200

(Address of principal executive offices) (Zip code)

Ruckus Wireless, Inc. Amended & Restated 2012 Equity Incentive Plan

Ruckus Wireless, Inc. 2012 Employee Stock Purchase Plan

(Full title of the plan)

Selina Y. Lo

President and Chief Executive Officer

Ruckus Wireless, Inc.

350 West Java Drive

Sunnyvale, California 94089

(650) 265-4200

(Name and address of agent for service) (Telephone number, including area code, of agent for service)

Copies to:

Eric C. Jensen	Scott Maples
Michael E. Tenta	Vice President Legal & General Counsel
Cooley LLP	Ruckus Wireless, Inc.
3175 Hanover Street	350 West Java Drive
Palo Alto, California 94304	Sunnyvale, California 94089
(650) 843-5000	(650) 265-4200

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share
– Amended & Restated 2012 Equity Incentive Plan	4,034,586	$13.79	$55,636,940.94	$7,166.04
– 2012 Employee Stock Purchase Plan	1,613,834	$13.79	$22,254,770.86	$2,866.41
Total	5,648,420		$77,891,711.80	$10,032.45

(1)	Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of Registrant’s common stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization, or other similar transaction effected that results in an increase to the number of outstanding shares of Registrant’s common stock.
(2)	Estimated in accordance with Rule 457(h) and Rule 457(c) promulgated under the Securities Act solely for the purpose of calculating the registration fee. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s common stock as reported on the New York Stock Exchange on February 26, 2014, in accordance with Rule 457(c) of the Securities Act.

EXPLANATORY NOTE

The Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee and non-employee benefit plans set forth herein are effective.

INCORPORATION BY REFERENCE OF CONTENTS OF

REGISTRATION STATEMENT ON FORM S-8

Registrant’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on November 20, 2012

(File No. 333-185077) and March 5, 2013 (File No. 333-187054) relating to the Registrant’s Amended & Restated 2012 Equity Incentive Plan and 2012 Employee Stock Purchase Plan are each incorporated by reference herein.

EXHIBITS

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of Ruckus Wireless, Inc.

4.2(2)	Amended and Restated Bylaws of Ruckus Wireless, Inc.

4.3(3)	Ruckus Wireless, Inc. Amended & Restated 2012 Equity Incentive Plan, as amended.

4.4(4)	Form of Option Agreement and Option Grant Notice for Ruckus Wireless, Inc. Amended & Restated 2012 Equity Incentive Plan.

4.5(5)	Form of Restricted Stock Unit Agreement and Grant Notice Agreement for Ruckus Wireless, Inc. Amended & Restated 2012 Equity Incentive Plan.

4.6(6)	Ruckus Wireless, Inc. 2012 Employee Stock Purchase Plan.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

(1)	Filed as Exhibit 3.1 to Registrant’s Current Report on Form 8-K (File No. 001-35734), filed with the Securities and Exchange Commission on November 20, 2012, and incorporated herein by reference.
(2)	Filed as Exhibit 3.4 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.
(3)	Filed as Exhibit 10.3 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.
(4)	Filed as Exhibit 10.4 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.
(5)	Filed as Exhibit 4.5 to Registrant’s Registration Statement on Form S-8 (File No. 333-187054), filed with the Securities and Exchange Commission on March 5, 2013, and incorporated herein by reference.
(6)	Filed as Exhibit 10.5 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 3rd day of March, 2014.

RUCKUS WIRELESS, INC.

By:	/s/ Selina Y. Lo
Selina Y. Lo
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Selina Y. Lo and Seamus Hennessy, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Selina Y. Lo Selina Y. Lo	President, Chief Executive Officer and Director (Principal Executive Officer)	March 3, 2014

/s/ Seamus Hennessy Seamus Hennessy	Chief Financial Officer (Principal Financial and Accounting Officer)	March 3, 2014

/s/ William Kish William Kish	Chief Technology Officer and Director	March 3, 2014

/s/ Georges Antoun Georges Antoun	Director	March 3, 2014

/s/ Gaurav Garg Gaurav Garg	Director	March 3, 2014

/s/ James J. Goetz James J. Goetz	Director	March 3, 2014

/s/ Stewart Grierson Stewart Grierson	Director	March 3, 2014

/s/ Mohan Gyani Mohan Gyani	Director	March 3, 2014

/s/ Richard Lynch Richard Lynch	Director	March 3, 2014

EXHIBIT INDEX

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of Ruckus Wireless, Inc.

4.2(2)	Amended and Restated Bylaws of Ruckus Wireless, Inc.

4.3(3)	Ruckus Wireless, Inc. Amended & Restated 2012 Equity Incentive Plan, as amended.

4.4(4)	Form of Option Agreement and Option Grant Notice for Ruckus Wireless, Inc. Amended & Restated 2012 Equity Incentive Plan.

4.5(5)	Form of Restricted Stock Unit Agreement and Grant Notice Agreement for Ruckus Wireless, Inc. Amended & Restated 2012 Equity Incentive Plan.

4.6(6)	Ruckus Wireless, Inc. 2012 Employee Stock Purchase Plan.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

(1)	Filed as Exhibit 3.1 to Registrant’s Current Report on Form 8-K (File No. 001-35734), filed with the Securities and Exchange Commission on November 20, 2012, and incorporated herein by reference.
(2)	Filed as Exhibit 3.4 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.
(3)	Filed as Exhibit 10.3 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.
(4)	Filed as Exhibit 10.4 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.
(5)	Filed as Exhibit 4.5 to Registrant’s Registration Statement on Form S-8 (File No. 333-187054), filed with the Securities and Exchange Commission on March 5, 2013, and incorporated herein by reference.
(6)	Filed as Exhibit 10.5 to Registrant’s Registration Statement on Form S-1 (File No. 333-184309), filed with the Securities and Exchange Commission on October 5, 2012, and incorporated herein by reference.